UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2022

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 10, 2022, Adicet Bio, Inc. (Adicet or the Company) issued a press release titled “Adicet Bio Reports Positive Data from Ongoing ADI-001 Phase 1 Trial in Patients with Relapsed or Refractory Aggressive B-Cell Non-Hodgkin’s Lymphoma (NHL),” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On December 10, 2022, the Company issued a press release and presented on interim data from the Company’s Phase 1 study of ADI-001 for the potential treatment of relapsed or refractory B-cell Non-Hodgkin’s lymphoma (NHL). Data highlights as of the December 5, 2022 data-cut date are as follows:

•
Of the 16 evaluable patients, three received ADI-001 at dose level 1 (DL1) (30 million CAR+ cells), three received ADI-001 at dose level 2 (DL2) (100 million CAR+ cells), three received ADI-001 at dose level 3 (DL3) (300 million CAR+ cells), one received two infusions of ADI-001 at DL3 (2X 300 million CAR+ cells on day one and seven following a single lymphodepletion), and six received ADI-001 at dose level 4 (DL4) (1 billion CAR+ cells).

•
On an exploratory basis, primarily to understand safety and pharmacokinetics of a second ADI-001 dose, the first and second patient in DL3 while testing negative for minimal residual disease (MRD) and in complete response (CR), received a second DL3 dose, three and two months after the first infusion, respectively.

•
Patients were heavily pretreated with a median number of prior therapies of four (range two-six) and had a poor prognostic outlook based on their median International Prognostic Index (IPI) score.

•
ADI-001 treatment demonstrated a 75% overall response rate (ORR) and 69% CR rate in the study across all dose levels.

•
In five large B-cell lymphoma (LBCL) patients that previously relapsed after prior autologous anti-CD19 CAR T therapy, treatment with ADI-001 demonstrated 100% ORR and CR rate (5/5). These patients included a triple-hit high-grade B-cell lymphoma patient, three diffuse large B-cell lymphoma (DLBCL) patients, and a double-hit high-grade B-cell lymphoma patient. ADI-001 resulted in CR in patients who previously showed a partial response (PR) to autologous CAR T (2/2).

•
An 86% CR rate (6/7) was observed in LBCL patients across DL3 and above. 75% CR rate (9/12) in LBCL across all dose levels.

•
Both DL2 and DL3 demonstrated a six-month CR rate of 33%. Patient follow up continues in DL4 to assess six-month durability.

•
Circulating ADI-001 cells were visible through day 28 in peripheral blood at DL4.

•
ADI-001 was generally well-tolerated in the study to date. There were no occurrences of dose-limiting toxicities, graft vs host disease (GvHD), or Grade 3 or higher Cytokine Release Syndrome (CRS) or immune effector cell-associated neurotoxicity syndrome (ICANS) reported.

Figure 1: ADI-001: Preliminary Efficacy Data:

ADI-001: Preliminary Efficacy Data

Day 1
Day 28
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
Month 9
Month 10
Month 11
Month 12
Month 13
Month 14
DL1
5
TH HGBCL
4
HGBCL
5
DLBCL
DL2
5
MCL
2
DLBCL
3
DLBCL
DL3
4
DLBCL
4
DH HGBCL
3
DLBCL
DL3
Day 1 & 7
6
DLBCL
DL4
2
DLBCL
4
DLBCL
4
MCL
2
DLBCL
2
MCL
2
FL
CR – Complete Response
PR – Partial Response
SD – Stable Disease
PD – Progressive Disease
Death due to unrelated causes
Continuing
Neg PET/CT
Skin relapse

Dec 5, 2022 Data-cut date, n=16 evaluable patients; Data are subject to further review and verification; The third patient in DL4 (PR) result was based on central radiological assessment; Patient tested MRD negative and investigator reported MRD-negative CR, currently under review.
On an exploratory basis, primarily to understand safety/PK of a second ADI-001 dose, the first and second patient in DL3 while testing negative for MRD and while in CR, received a second DL3 dose, three and two months after the first infusion, respectively.

DH= Double hit; DLBCL= Diffuse large B-cell lymphoma; FL= follicular lymphoma; HGBCL= High grade B-cell lymphoma; MCL= Mantle cell lymphoma; TH= Triple hit

12

Adicet Bio

Table 2: Summary of Phase 1 ADI-001 Preliminary Safety Data in Efficacy-Evaluable Patients as of the December 5, 2022 data-cut date:+

+Safety assessment was performed using the Common Terminology Criteria for Adverse Events (v5) and the American Society for Transplantation and Cellular Therapy criteria.

Enrollment in the Phase 1 clinical study of ADI-001 is currently ongoing to provide additional durability data and further support the recommended Phase 2 dose.

The Company expects to discuss with the U.S. Food and Drug Administration (FDA) and the European Medicines Agency (EMA) a potential path to support a Biologics License Application (BLA) and Marketing Authorization Application (MAA) for ADI-001, including a potentially pivotal study in post-CAR T LBCL patients in the second quarter of 2023. The Company is also evaluating potential second pivotal study in earlier-line LBCL patients.

The disclosure under this Item 8.01 contains "forward-looking statements" of Adicet within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business and operations of Adicet. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding the potential safety, durability, tolerability and efficacy of ADI-001; the expected progress, timing and success of the Phase 1 study of ADI-001 in relapsed/refractory NHL patients, including ongoing patient enrollment and the identification of a recommended Phase 2 dose; initiation of a potentially pivotal study in the second quarter of 2023 and the potential for a second pivotal study in earlier line LBCL patients; and the Company’s plans to discuss with the EMA and FDA regarding the path to support a BLA and MAA for ADI-001.

Any forward-looking statements in this Item 8.01 are based on management's current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of COVID-19 on Adicet’s business and financial results, including with respect to disruptions to Adicet’s preclinical or clinical studies, business operations and ability to raise additional capital; Adicet's ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timeline, if at all; that positive results, including interim results, from a preclinical or clinical study may not necessarily be predictive of the results of future or ongoing studies; clinical studies may fail to demonstrate adequate safety and efficacy of Adicet’s product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; and regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet's actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in Adicet's most recent Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent filings with the Securities and Exchange Commission. All disclosure under this Item 8.01 is as of the date of this Form 8-K, and Adicet undertakes no duty to update this information unless required by law.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Adicet Bio, Inc. on December 10, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: December 12, 2022	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer